UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report November 26, 1999


                      COMMERCIAL MORTGAGE ACCEPTANCE CORP.
             (Exact name of registrant as specified in its charter)


      Missouri                         333-60749                 43-1681393
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
of incorporation)                                              Identification)


       210 West 10th  Street,  6th Floor,  Kansas  City  Missouri     64105
                  (Address of principal executive offices)          (zip code)


       Registrant's telephone number, including area code: 816-435-5000


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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99 Computational Materials for Commercial Mortgage Pass-Through Certificates Series 1999-CM1 (filed in paper pursuant to Rule 311(i) of Regulation S-T).



                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PNC MORTGAGE ACCEPTANCE CORP.

                                   By: /s/ Charles J. Sipple
                                       ________________________________________
                                   Name:  Charles J. Sipple
                                   Title: Executive Vice President

Date:    November 26, 1999